Summary Prospectus	May 1, 2025
AMG GW&K Small Cap Core Fund

Class N: GWETX	Class I: GWEIX	Class Z: GWEZX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at
https://wealth.amg.com/literature. You can also get this information at no cost by calling 1-800-548-4539 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated May 1, 2025, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
The investment objective of the AMG GW&K Small Cap Core Fund (the “Fund”) is to provide investors with long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.35%	0.25%	0.20%
Total Annual Fund Operating Expenses	1.30%	0.95%	0.90%
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$132	$412	$713	$1,568
Class I	$97	$303	$525	$1,166
Class Z	$92	$287	$498	$1,108
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. The Fund primarily invests in common stock and preferred stock of U.S. small-capitalization companies. Small-capitalization companies are those with a market capitalization at the time of purchase of less than $5 billion or otherwise within the range of capitalizations of companies in the Russell 2000® Index, the S&P SmallCap 600 Index, or the Dow Jones U.S. Small-Cap Total Stock Market Index. As of April 30, 2024, the date of the latest reconstitution of the Russell 2000® Index (implemented by the Index June 28, 2024), the range of market capitalizations of the Russell 2000® Index was $150.4 million to $7.1 billion. As of February 28, 2025, the range of market capitalizations of the S&P SmallCap 600 Index was $322.89 million to $9.706 billion. As of February 28, 2025, the range of market capitalizations of the Dow Jones U.S. Small-Cap Total Stock Market Index was $28.42 million to $19.371 billion. These capitalization ranges will change over time. The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-capitalization companies at any given time.
The Fund invests in an unrestricted opportunity set, pursuing what it believes to be quality companies with either growth- or value-oriented characteristics. GW&K Investment Management, LLC, the subadviser to the Fund (“GW&K” or the “Subadviser”), seeks to assemble a portfolio of securities diversified as to companies and industries. The Subadviser generally expects that each economic sector within the Russell 2000® Index will be represented in the Fund’s portfolio. The Subadviser may consider increasing or reducing the Fund’s investment in a particular industry in view of the Fund’s goal of achieving industry diversification.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by

SUM030-0525

AMG GW&K Small Cap Core Fund SUMMARY PROSPECTUS

the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of (i) a broad-based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. Effective October 1, 2016, outstanding Investor Class shares and Institutional Class shares of the Fund were renamed Class N shares and Class I shares, respectively. To obtain updated performance information please visit wealth.amg.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/24 (Class N)

Best Quarter: 25.63% (4th Quarter 2020)
Worst Quarter: -27.98% (1st Quarter 2020)

Average Annual Total Returns as of 12/31/24
AMG GW&K Small Cap Core Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	13.57%	7.83%	8.41%	—
Class N Return After Taxes on Distributions	12.57%	6.96%	7.17%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	8.82%	6.09%	6.54%	—
Class I Return Before Taxes	13.99%	8.21%	8.80%	—
Class Z Return Before Taxes	14.04%	8.26%	–	8.76%
S&P 500® Index[2] (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%	14.25%
Russell 2000® Index[2] (reflects no deduction for fees, expenses, or taxes)	11.54%	7.40%	7.82%	7.62%
1Class Z and Index performance shown reflects performance since the inception date of the Fund's Class Z shares on February 24, 2017.
2Effective December 31, 2024, the S&P 500® Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Russell 2000® Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

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AMG GW&K Small Cap Core Fund SUMMARY PROSPECTUS

After-tax returns are shown for Class N shares only, and after-tax returns for  Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC (the “Investment Manager”)
Subadviser
GW&K Investment Management, LLC
Portfolio Managers
Daniel L. Miller, CFA
Partner and Director of Equities of GW&K; Portfolio Manager of the Fund since 07/09.
Jeffrey W. Thibault, CFA
Partner of GW&K; Portfolio Manager of the Fund since 07/09.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts):  $100
Class Z (all accounts):  $1,000
*Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly from or to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at wealth.amg.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534426
Pittsburgh, PA 15253-4426
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is through an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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